SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT


This  Sixth  Amendment  to  the  Employment   Agreement   between  Chartwell  Re
Corporation and Richard E. Cole is entered into as of December 30, 1998.

                                    RECITALS

A. Chartwell Re Corporation (the "Company") entered into an Employment Agreement (the "Agreement") with Richard E. Cole (the "Executive") dated December 8, 1993; and

B. The Agreement set forth the terms and conditions of the Executive's employment with the Company.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby consent to amend the Agreement as follows:

1. The Term of the Agreement is hereby extended in accordance with Section 2 of the Agreement to December 31, 1999.

2. Capitalized terms used and not defined in this Sixth Amendment shall have the respective meanings ascribed to them in the Agreement.

3. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

4. This Sixth Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5. This Sixth Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

6. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

IN WITNESS WHEREOF, the Executive has executed this Sixth Amendment and the Company has caused this Sixth Amendment to be executed by its duly authorized representative.

                                            CHARTWELL RE CORPORATION


/s/ Richard E. Cole                         By: /s/ John V. Del Col
-----------------------                        --------------------------------
    Richard E. Cole                            John V. Del Col
                                               Vice President, General Counsel
                                               & Secretary